UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report

September 30, 2019

VIVALDI

MERGER ARBITRAGE FUND

Class A Shares – VARAX

Class I Shares – VARBX

VIVALDI

MULTI-STRATEGY FUND

Class A Shares – OMOAX

Class I Shares – OMOIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (877) 779-1999 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (877) 779-1999 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust II's Funds you hold directly or through your financial intermediary, as applicable.

Vivaldi Asset Management, LLC | 225 W. Wacker Dr. | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300

The Vivaldi Funds

Each a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	7
Schedule of Investments	11
Statements of Assets and Liabilities	30
Statements of Operations	32
Statements of Changes in Net Assets	33
Statements of Cash Flows	35
Financial Highlights	37
Notes to Financial Statements	41
Report of Independent Registered Public Accounting Firm	57
Supplemental Information	58
Expense Examples	66

This report and the financial statements contained herein are provided for the general information of the shareholders of the Vivaldi Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.vivaldifunds.com

VIVALDI FUNDS ● ANNUAL SHAREHOLDER LETTER

Contents

Executive-Level Overview	Market Perspective
Vivaldi Merger Arbitrage Fund	VARAX | VARBX
Vivaldi Multi-Strategy Fund	OMOAX | OMOIX

Executive-Level Overview

We find it important to preface our Annual Shareholder Letter with an Executive-level overview to reinforce our investment process and current mindset in light of present-day market conditions. Overall, we remain cognizant of the current “top-down” headline risks, including slowing global growth, geopolitical uncertainty, and the US-China Trade War, that have led many investors to grow cautious of the overall market environment. While not without merit, we think it is always possible to create a negative narrative and bearish outlook based on potential tail risks or headline concerns. While we actively consider and monitor many of those macro-level risks and the effects on global capital markets, we remain steadfast in our approach on building durable portfolios that provide the highest probability of generating positive absolute performance regardless of the broader market environment. While this approach can, at times, limit our participation in attractive markets over the short-term, it also alleviates the responsibility of timing shifts in market sentiment that often unwind those successful trades rapidly. Over the long term, we remain confident in our ability to identify strategies and construct portfolios that adhere to those investment guidelines. As is customary in our Annual Shareholder Letter, we will review what we believe to be the important drivers of performance and opportunity set across each of the Vivaldi Funds for the past fiscal year period.

Vivaldi Merger Arbitrage Fund

The Vivaldi Merger Arbitrage Fund (the “Fund”) A and I share classes returned +5.26% and +5.52%, respectively, for the one-year fiscal period ending 9/30/2019. Comparatively, the S&P 500 returned +4.25% over that same timeframe. The Bloomberg Barclays Aggregate Bond Index (the “AGG”) returned +10.3% over that same lookback period. We are pleased with the Fund’s performance on both an absolute and relative basis compared to those broader benchmarks and how well the Fund was able to help protect capital during a period highlighted by the re-emergence of market volatility. More specifically, the Fund generated positive monthly returns in nine of the last 12 months while displaying a realized volatility of only 2.39%. Comparatively, the S&P 500 saw four negative months over that same trailing-twelve-month period while generating realized volatility of 16.65%. Perhaps more importantly, in those four months where the S&P 500 had negative returns, the index lost an average of -5.93%, while the Fund generated an average return of +12bps. Additionally, the Fund has only run with a 0.01 correlation to the S&P 500 since inception. We are pleased to see the above metrics hold true during times of increased equity market volatility and broader investor uncertainty. The AGG’s near-historic trailing-one-year return profile was highlighted by the continuation of the Fed’s dovish policy and strong international inflows which further compressed yields and drove prices higher. To put that return profile in context, there have only been two fiscal years since 2000 where the AGG has returned greater than +10.3%. As the risk-free rate is the primary input into any M&A spread, a sustained period of rapidly tightening interest rates is likely to compress M&A spreads materially. Given that dynamic, we were encouraged to see the Fund generate performance largely in-line with broader credit markets despite the interest rate-related headwinds faced over the period.

Vivaldi Asset Management | 225 W. Wacker Drive | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300 | F: 847.386.2910

Within the portfolio, the past fiscal year represented a relatively benign period of blocking and tackling. The Fund experienced positive asymmetry between the largest contributors and detractors, with ten deals generating greater than +20bps while only three investments generated worse than -20bps of attribution. The largest contributor over the lookback period generated +85bps of attribution while the worst deal detracted only -32bps. As volatility over the trailing twelve-month period re-emerged across global capital markets, the strategy was able to generate an attractive return profile largely insulated from market risk. While broader economic themes can have minor effects on deal spreads and subsequent arbitrage returns, the majority of returns in any merger deal are chiefly driven from idiosyncratic factors. One key aspect of the strategy is the ability to generate a return profile isolated from broader economic or capital market movements. As “market risk” is replaced by “deal risk” once a merger is announced, the core opportunity for the Fund is to benefit by the gradual narrowing of deal spreads in the portfolio as the completion of each transaction gets closer. Over the past year, the portfolio benefitted from a comprehensive tightening in spreads across the portfolio to create a positive return stream for the year.

We would like to highlight one particular investment that generated an outsized return for the Fund over the fiscal year – the bidding war situation between Occidental (OXY) and Chevron (CVX), both of whom were vying to acquire Anadarko Petroleum Corp. (APC). On April 12th, Chevron and Anadarko announced a definitive merger agreement in which Chevron would acquire Anadarko for cash and stock terms of approx. $65 per share. The same day, it was reported through various sources that Occidental (OXY) had been involved in talks with APC for almost two years about merging and that OXY had recently bid more than $70 per share for Anadarko in cash and stock but was inexplicably rebuffed. In anticipation of a potential bidding war we built a 6.8% (of NAV) position in target APC over several days. Then on April 24th, OXY publicly unveiled a $76 per share takeover bid for APC challenging CVX’s previous offer which, due to CVX stock movement, was now worth just $62. The report of OXY’s topping bid for APC allowed us to generate +0.82% of P&L attribution in the Fund. With APC trading up more than $6.00 on news of the OXY bid, we crystalized some of these gains by selling 80% of our position to lock in some profits. We then actively traded around the position over the ensuing weeks as the market evaluated how the situation might play out. We fully exited the position in Q2, generating a total of +85bps of Fund-level attribution. While these types of competitive bidding wars are not all that common, we are always on the alert with our active management and deep dive research to identify merger transactions that have the potential to create low risk/ high reward opportunities with additional upside to the announced merger terms. We view our ability to quickly identify, analyze, and invest opportunistically in these types of overbid situations as a differentiator relative to other peer managers.

When we go through our merger research process there are many variables to consider such as: securing financing; divesting or spinning assets; gaining anti-trust approval; and shareholder votes. All these risks factor in to determine how wide a deal spread may trade. Political risk has also become an important exogenous factor that requires careful consideration when evaluating deal risk. We have operated our strategy through the full range of prevailing M&A environments, and there have been several times historically where we have made the proactive decision to cut portfolio risk or avoid investing in strong transactions for non-deal-specific reasons. Usually it is because we are seeing broader market volatility or a changing regulatory environment that does not make sense to us. However, this year, we have increased our sensitivity to geopolitical risk as a factor that might hinder deal completion. While the bulk of our research and work is focused on assessing deal-specific risks, much of our recent analysis was centered on understanding the effects of an elongated trade war on global merger activity and performance. Ultimately, supported by an apparent agreement between the US and China, we continue to believe that we should see a steady flow of investable mergers for the foreseeable future.

Vivaldi Asset Management | 225 W. Wacker Drive | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300 | F: 847.386.2910

Looking ahead, the North American M&A market is poised to continue its steady hum of activity. Three of the main factors in forecasting M&A activity - corporate cash levels, private equity dry powder, and the prevailing interest rate environment, are all set up to provide meaningful tailwinds from a deal volume perspective. Corporate cash levels continue to accumulate on balance sheets for future use in potential merger transactions, as large U.S. companies have conservatively amassed hundreds of billions of dollars in cash. In our view, CEOs recognize that they cannot solely rely on organic growth in today’s market, and thus they appear to be pursuing collaborative strategies and inorganic growth to improve their business models. Similarly, private equity firms have continued to raise billions of dollars that is expected to be invested in private and public companies alike over the coming years. Research firm Preqin estimates the dry-powder figure at a record-setting $1.5T at the end of June 2019. Lastly, a continued benign domestic interest rate environment paired with a dovish Federal Reserve should ensure that deal-making remains on the agenda of corporate executives who are now looking externally to spur growth and expansion. Moving forward, we expect M&A flow to remain vibrant and we will continue to thoughtfully allocate capital in the best risk adjusted merger transactions.

Vivaldi Multi-Strategy Fund

The Vivaldi Multi-Strategy Fund (the “Fund”) A and I Share Classes returned +8.44% and +8.80%, respectively, for the 1-year fiscal period ending 9/30/2019. The Fund’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, finished the fiscal year period ending 9/30/2019 with a +2.39% return. We are pleased with that performance figure on both a relative and absolute basis as all underlying strategies generated positive performance over the lookback period. Importantly, the Fund was able to generate that return profile while displaying a realized annual volatility of only 3.43%, representing a risk/return ratio of +2.57. Comparatively, the S&P 500 returned +4.25% over that same timeframe while generating a volatility profile of 16.65%, resulting in a risk/return ratio of 0.26. Additionally, the Fund experienced negative returns in only three out of the last 12 months, returning an average of -1.43% during those months. To compare, the S&P 500 lost an average of -7.38% during those same months.

As noted above, all four of the underlying strategies generated positive return profiles over the trailing one-year lookback period. The Fund’s Relative Value: Equity strategy led the way from a profit and loss perspective, returning +21.4% (gross) over that timeframe. We continue to experience positive asymmetry regarding that strategy’s return profile as it generated greater than +1% in seven of the twelve months out of the period, while only losing greater than -1% in two of them. We would highlight the strategy’s Q4 return of +0.78% during a period where the S&P 500 lost -13.74%. We were pleased to see the team rebound from an underwhelming prior fiscal year and remain satisfied with that strategy’s ability to preserve capital during even the most tumultuous equity market environments. Following the Relative Value: Equity strategy were the Event Driven and Structured Credit sleeves, which generated (gross) returns of +7.4% and +7.0%, respectively, over the trailing twelve months. We would point to the displayed volatility of those two underlying managers, which clocked in at 2.35% and 1.46%, respectively, over the same lookback period, resulting in risk/return ratios of 3.16 and 4.8, respectively. Those managers continue to execute in-line with internal expectations and provide strong diversification benefits to the Fund. Lastly, the Fund’s Relative Value: Closed-end-Fund (“CEF”) strategy generated a (gross) return profile of +6.2% over the fiscal year. That strategy experienced two outsized negative return months in October and November, losing -4.03% and -5.03%, respectively, over those months. Given the high concentration of retail investors throughout the CEF space, the strategy will always maintain a certain degree of susceptibility to periods of dramatic and prolonged retail outflows. However, we note that the team was able to rotate the portfolio and help protect capital well during that period compared to broader CEF markets and competing managers. The team rebounded nicely in Q1 of 2019 and is now up +7.4% for the YTD period (through 9/30).

Vivaldi Asset Management | 225 W. Wacker Drive | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300 | F: 847.386.2910

Importantly, the overall correlation and diversification benefits across the four strategies remains robust, as the Fund’s volatility remains very low at 2.98% on an annualized basis. It was encouraging to see volatility remain stable during a period of heightened volatility across equity and credit markets. We note that the displayed Fund-level volatility is substantially lower than the weighted-average volatility of the four sub-strategies. The Fund’s risk/return ratio, as of the end of September, was sitting at a strong 1.47. Impressively, the Fund has generated this result with an overall beta-adjusted net exposure that remains within our tight bound around neutral, closing the week at -1.4% net short (ex-merger arb). Our delta-adjusted gross exposure finished the quarter at 115.1%, which has been reduced from ~130% over the last few quarters.

We believe in the power of conviction-weighted portfolios and think that one of the main challenges to multi-alternative mutual funds historically has been overly diversified portfolios that largely net themselves out to minimal returns. In that vein, we currently allocate to four sub-strategies within the overall Fund. One of our key responsibilities is to remain constantly vigilant with respect to balancing the portfolio across the best mix of underlying strategies, attempting to provide the best chance to meet or exceed our absolute return mandate with a stable risk profile. The underlying strategies in the portfolio were largely selected for their attractive correlation benefits when viewed alongside one another and, thus, the portfolio tends to run relatively balanced from a strategy exposure perspective. Importantly, shifts between strategy allocations tend to be incremental in nature in which one strategy may see a decrease in allocation across the course of a quarter or two while that harvested capital will be pushed to another underlying team with a more active opportunity set. As of the end of the fiscal year, the sub-strategy allocations were as follows: Event Driven Merger Arbitrage (22%), Relative Value: CEF (29%), Relative Value: Equity (26%), Structured Credit (25%), and Cash (-2%).

Vivaldi Asset Management | 225 W. Wacker Drive | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300 | F: 847.386.2910

As always, we thank you for your continued support and intend to work hard to maintain it.

Kind Regards,

Michael Peck, CFA	Brian R. Murphy
President, Co-Chief Investment Officer	Portfolio Manager
mpeck@vivaldicap.com	bmurphy@vivaldicap.com

The views were those of the Portfolio Fund Managers as of September 30, 2019 and may not reflect their views on the date this material is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Funds as of the date of this material. All current and future holdings are subject to risk and to change.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Funds’ performance. Investments in foreign securities involve greater volatility and political, economic, and currency risks and difference in accounting methods. These risks are greater for emerging markets. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Funds may use leverage which may exaggerate the effect of any securities or the Net Asset Value of the Funds, and money borrowed will be subjected to interest costs. In the case of an investment in a potential acquisition target, if the proposed merger, exchange offer or cash tender offer appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security to be tendered or exchanged will usually decline sharply, resulting in a loss to the Funds. If a put or call option purchased by one of the Funds expires without being sold or exercised, the Fund will lose the premium it paid for the option. The risk involved in writing a covered call option is the lack of liquidity for the option. The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual stock volatility than a diversified fund. The Funds may invest in mortgage backed securities that include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Multi-investment management styles may lead to higher transaction expenses compared to a single investment management styles. Outcomes depend on the skill of the sub-advisers and funds (ETFs), which may trade at a discount to the aggregate value of the underlying securities, and, although expense ratios for ETFs are generally low, frequent trading of ETFs by the Funds can generate brokerage expenses. For a complete description of risks please read the prospectus.

Vivaldi Asset Management | 225 W. Wacker Drive | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300 | F: 847.386.2910

Vivaldi Asset Management is the Adviser to the Vivaldi Merger Arbitrage Fund and the Vivaldi Multi-Strategy Fund (collectively, the “Funds.”). IMST Distributors, LLC is the distributor for the Funds.

Vivaldi Asset Management | 225 W. Wacker Drive | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300 | F: 847.386.2910

Vivaldi Merger Arbitrage Fund

FUND PERFORMANCE at September 30, 2019 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Class I shares with a similar investment in the Bloomberg Barclays US Aggregate Bond Index and the S&P 500 Index during the periods shown. The performance graph above is shown for the Fund Class I shares. Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

Average Annual Total Returns as of September 30, 2019	1 Year	5 Years	10 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	5.26%	3.18%	3.95%	9.67%	04/01/00
Class I2	5.52%	3.49%	4.24%	9.96%	04/01/00
After deducting maximum sales charge
Class A1	-0.78%	1.96%	3.33%	9.34%	04/01/00
Bloomberg Barclays US Aggregate Bond Index	10.30%	3.38%	3.75%	5.03%	04/01/00
S&P 500 Index	4.25%	10.84%	13.24%	5.62%	04/01/00

[1]	Maximum sales charge for Class A shares is 5.75%.
[2]	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 779-1999.

Gross expense ratios for Class A and I shares were 2.47% and 2.18%, respectively, and net expense ratios for Class A and I shares after recoupment of fees waived and/or reimbursed were 2.50% and 2.21%, respectively, which were the amounts stated in the current prospectus dated February 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. While the Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.85% and 1.55% of the average daily net assets of the Fund’s Class A and Class I shares, respectively, such fee waiver of expense absorption was not necessary for the year ended September 30, 2019, as the annual fund expenses fell below the thresholds. This agreement is in effect until January 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns for periods other than the year ended September 30, 2019 would be lower.

Vivaldi Merger Arbitrage Fund

FUND PERFORMANCE at September 30, 2019 (Unaudited) – Continued

The Fund commenced investment operations on October 1, 2015, after the reorganization of Highland Capital Management Institutional Fund, LLC, a Delaware limited liability company which commenced operations on April 1, 2000 (the “Predecessor Fund”), into the Fund, pursuant to which the Predecessor Fund transferred substantially all of its assets into the Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986, as amended, on regulated investment companies such as the Fund. Performance results shown in the graph and the performance table above for the period prior to October 1, 2015 reflect the performance of the Predecessor Fund.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

The Bloomberg Barclays US Aggregate Bond Index is market capitalization weighted and includes treasury securities, government agency bonds, mortgage backed bonds and corporate bonds. It excludes municipal bonds and treasury inflation-protected securities because of tax treatment. The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Vivaldi Multi-Strategy Fund

FUND PERFORMANCE at September 30, 2019 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The performance graph above is shown for the Fund Class I shares. Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

Average Annual Total Returns as of September 30, 2019	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	8.44%	3.84%	2.95%	04/30/12
Class I2	8.80%	4.17%	3.27%	04/30/12
After deducting maximum sales charge
Class A1	3.01%	2.77%	2.24%	04/30/12
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	2.39%	0.98%	0.69%	04/30/12

[1]	Maximum sales charge for Class A shares is 5.00%.
[2]	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 779-1999.

Gross expense ratios for Class A and I shares were 3.31% and 3.01%, respectively, and net expense ratios for Class A and I shares were 3.17% and 2.87%, respectively, which were the amounts stated in the current prospectus dated February 1, 2019. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.85% and 1.55% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until January 31, 2020, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Vivaldi Multi-Strategy Fund

FUND PERFORMANCE at September 30, 2019 (Unaudited) – Continued

The Fund commenced investment operations on December 16, 2016, after the reorganization of Vivaldi Orinda Macro Opportunities Fund, which commenced operations on April 30, 2012 (the “Predecessor Fund”), into the Fund, pursuant to which the Predecessor Fund transferred substantially all of its assets into the Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to December 16, 2016 reflect the performance of the Predecessor Fund.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. Dollar denominated U.S. Treasury Bills publicly issued in the U.S. Domestic Market with a remaining term to final maturity of less than 3 months. This index does not reflect expenses, fees or sales charges, which would lower performance. The index is unmanaged and it is not available for investment.

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2019

Number of Shares		Value
	COMMON STOCKS — 43.5%
	COMMERCIAL BANKS-EASTERN US — 0.4%
83,959	Old Line Bancshares, Inc.	$2,435,651
	COMPUTER DATA SECURITY — 1.5%
378,964	Carbon Black, Inc.*,1	9,849,274
	COMPUTER SERVICES — 0.8%
311,504	Presidio, Inc.[1]	5,264,418
	MEDICAL INFORMATION SYSTEMS — 3.4%
237,426	Medidata Solutions, Inc.*,1	21,724,479
	MEDICAL PRODUCTS — 1.5%
188,290	Avedro, Inc.*	4,274,183
1,227,629	Corindus Vascular Robotics, Inc.*	5,254,252
		9,528,435
	MEDICAL-BIOMEDICAL/GENERICS — 8.5%
220,780	Cambrex Corp.*	13,136,410
413,575	Celgene Corp.*,1	41,067,997
		54,204,407
	MEDICAL-DRUGS — 3.8%
142,289	Allergan PLC[1,2]	23,945,816
	MULTIMEDIA — 5.8%
1,536,361	Viacom, Inc. - Class B1	36,918,755
	PIPELINES — 1.8%
686,532	SemGroup Corp. - Class A	11,217,933
	PRIVATE EQUITY — 5.8%
690,663	Brookfield Asset Management, Inc. - Class A2	36,667,294
	SAVINGS & LOAN/THRIFTS-EASTERN US — 1.0%
466,819	United Financial Bancorp, Inc.[1]	6,362,743
	SUPER-REGIONAL BANKS-US — 9.2%
847,906	SunTrust Banks, Inc.[1]	58,335,933
	TRANSPORT-MARINE — 0.0%
1,086	DryShips, Inc.*,2	5,680
	TOTAL COMMON STOCKS (Cost $274,023,014)	276,460,818

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2019

Number of Shares		Value
	RIGHTS — 0.0%
451,878	Corium International, Expiration Date: March 31, 2020*,1,3	$—
	TOTAL RIGHTS (Cost $0)	—
	SHORT-TERM INVESTMENTS — 48.4%
307,669,675	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, 1.83%[1,4]	307,669,675
	TOTAL SHORT-TERM INVESTMENTS (Cost $307,669,675)	307,669,675
	TOTAL INVESTMENTS — 91.9% (Cost $581,692,689)	584,130,493
	Other Assets in Excess of Liabilities — 8.1%	51,699,420
	TOTAL NET ASSETS — 100.0%	$635,829,913
	SECURITIES SOLD SHORT — (28.6)%
	COMMON STOCKS — (28.6)%
	COMMERCIAL BANKS-SOUTHERN US — (9.6)%
(65,860)	WesBanco, Inc.	(2,461,188)
(1,098,041)	BB&T Corp.	(58,602,448)
		(61,063,636)
	MEDICAL PRODUCTS — (0.7)%
(68,726)	Glaukos Corp.*	(4,296,062)
	MEDICAL-DRUGS — (4.8)%
(413,577)	Bristol-Myers Squibb Co.	(20,972,490)
(123,221)	AbbVie, Inc.	(9,330,294)
		(30,302,784)
	PIPELINES — (1.0)%
(499,449)	Energy Transfer LP	(6,532,793)
	PRIVATE EQUITY — (5.7)%
(685,664)	Brookfield Asset Management, Inc. - Class A2	(36,401,902)
	SAVINGS & LOAN/THRIFTS-EASTERN US — (1.0)%
(408,468)	People's United Financial, Inc.	(6,386,397)

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2019

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	TELEVISION — (5.8)%
(916,056)	CBS Corp. - Class B	$(36,981,181)
	TOTAL COMMON STOCKS (Proceeds $179,831,794)	(181,964,755)
	TOTAL SECURITIES SOLD SHORT (Proceeds $179,831,794)	$(181,964,755)

PLC — Public Limited Company

LP — Limited Partnership

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short.
[2]	Foreign security denominated in U.S. Dollars.
[3]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.00% of Net Assets. The total value of these securities is $0.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2019

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

Counterparty	Reference Entity	Notional Amount	Pay/Receive Total Return on Reference Entity	Financing Rate[1]	Termination Date	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs	BB&T Corp.	$14,931,035	Pay	Fed Funds Effective Rate less 0.35%	9/23/22	$-	$(230,102)
Goldman Sachs	SunTrust Banks, Inc.	14,888,235	Receive	1 month LIBOR Rate plus 0.50%	9/23/22	-	204,009
TOTAL EQUITY SWAP CONTRACTS						$-	$(26,093)

[1]	Financing rate is based upon predetermined notional amounts.

LIBOR - London Interbank Offered Rate.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund
SUMMARY OF INVESTMENTS
As of September 30, 2019

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Super-Regional Banks-US	9.2%
Medical-Biomedical/Generics	8.5%
Multimedia	5.8%
Private Equity	5.8%
Medical-Drugs	3.8%
Medical Information Systems	3.4%
Pipelines	1.8%
Computer Data Security	1.5%
Medical Products	1.5%
Savings & Loan/Thrifts-Eastern US	1.0%
Computer Services	0.8%
Commercial Banks-Eastern US	0.4%
Transport-Marine	0.0%
Total Common Stocks	43.5%
Rights	0.0%
Short-Term Investments	48.4%
Total Investments	91.9%
Other Assets in Excess of Liabilities	8.1%
Total Net Assets	100.0%

Please refer to the Schedule of Investments for more information on securities sold short.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2019

Principal Amount		Value
	ASSET-BACKED SECURITIES — 5.7%
$250,000	Ashford Hospitality Trust Series 2018-KEYS, Class F, 8.028% (1-Month USD Libor+600 basis points), 5/15/2035[1,2,3]	$251,165
1,000,000	Atlas Senior Loan Fund III Ltd. Series 2013-1A, Class DR, 4.724% (3-Month USD Libor+260 basis points), 11/17/2027[1,2,3]	961,311
125,000	Deephaven Residential Mortgage Trust Series 2017-3A, Class B1, 4.814%, 10/25/2047[1,2,4]	125,590
155,125	Fannie Mae Connecticut Avenue Securities Series 2016-C01, Class 2M2, 8.968% (1-Month USD Libor+695 basis points), 8/25/2028[2,3]	168,070
250,000	Foursight Capital Automobile Receivables Trust Series 2019-1, Class E, 4.300%, 9/15/2025[1,2]	254,919
564,574	Merrill Lynch Mortgage Investors Trust Series 2006-WMC2, Class A1, 2.258% (1-Month USD Libor+24 basis points), 3/25/2037[2,3]	219,524
150,000	Pretium Mortgage Credit Partners I LLC Series 2019-NPL1, Class A2, 5.927%, 7/25/2060[1,2,5]	151,520
724,151	RBSSP Resecuritization Trust Series 2009-10, Class 2A2, 2.000%, 1/26/2037[1,2,4]	516,426
234,000	Verus Securitization Trust Series 2019-INV2, Class B1, 4.452%, 7/25/2059[1,2,4]	242,269
100,000	WFRBS Commercial Mortgage Trust Series 2014-C24, Class C, 4.290%, 11/15/2047[2,4]	101,832
	TOTAL ASSET-BACKED SECURITIES (Cost $2,992,694)	2,992,626

Number of Shares
	CLOSED-END FUNDS — 18.0%
22,508	Aberdeen Emerging Markets Equity Income Fund, Inc.[6]	156,656
48,913	Aberdeen Total Dynamic Dividend Fund[6]	407,934
9,618	AllianzGI Convertible & Income 2024 Target[6]	90,121
26,710	AllianzGI NFJ Dividend Interest & Premium Strategy Fund[6]	326,396
2,320	BlackRock California Municipal Income Trust[6]	31,749
2,421	BlackRock Debt Strategies Fund, Inc.[6]	26,026
7,400	BlackRock New York Municipal Income Quality Trust[6]	101,676
10,931	BlackRock Resources & Commodities Strategy Trust[6]	81,764
44,415	BrandywineGLOBAL Global Income Opportunities Fund, Inc.[6]	537,422
7,597	Clough Global Equity Fund[6]	87,366
29,670	Clough Global Opportunities Fund[6]	271,184
14,892	Cornerstone Strategic Value Fund, Inc.[6]	169,173
1,412	Cornerstone Total Return Fund, Inc.[6]	15,512
21,824	Delaware Enhanced Global Dividend & Income Fund[6]	215,185

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2019

Number of Shares		Value
	CLOSED-END FUNDS (Continued)
2,911	Duff & Phelps Utility and Corporate Bond Trust, Inc.	$26,927
2,314	Eaton Vance Floating-Rate Income Plus Fund	35,196
37,562	Eaton Vance Ltd. Duration Income Fund[6]	469,525
2,479	Eaton Vance Senior Income Trust[6]	15,171
7,988	Eaton Vance Tax-Managed Buy-Write Strategy Fund[6]	76,046
3,835	Franklin Ltd. Duration Income Trust[6]	35,704
19,695	Garrison Capital, Inc.[6]	136,092
1,005	GDL Fund[6]	9,236
9,724	Highland Global Allocation Fund/CEF[6]	99,671
32,711	Highland Income Fund[6]	436,692
3,431	India Fund, Inc.[6]	70,438
48,220	Invesco Dynamic Credit Opportunities Fund[6]	530,902
20,908	Invesco High Income Trust II6	299,403
2,716	Invesco Municipal Opportunity Trust[6]	33,977
127,323	Invesco Senior Income Trust[6]	534,757
5,988	Kayne Anderson MLP/Midstream Investment Co.	86,586
6,879	Lazard World Dividend & Income Fund, Inc.[6]	64,250
6,072	Morgan Stanley Emerging Markets Debt Fund, Inc.[6]	55,802
1,739	Neuberger Berman California Municipal Fund, Inc.[6]	24,329
15,773	Neuberger Berman High Yield Strategies Fund, Inc.[6]	190,380
2,726	Neuberger Berman New York Municipal Fund, Inc.[6]	34,102
5,008	NexPoint Strategic Opportunities Fund	89,793
4,949	Nuveen Connecticut Quality Municipal Income Fund[6]	66,416
35,595	Nuveen Credit Strategies Income Fund[6]	266,251
8,459	Nuveen Georgia Quality Municipal Income Fund[6]	104,976
4,987	Nuveen Intermediate Duration Quality Municipal Term Fund[6]	68,172
11,329	Nuveen Mortgage Opportunity Term Fund[6]	261,247
4,570	Nuveen Mortgage Opportunity Term Fund 2[6]	101,317
7,785	Nuveen North Carolina Quality Municipal Income Fund[6]	105,175
1,997	Nuveen Ohio Quality Municipal Income Fund[6]	31,513
43,443	PGIM Global High Yield Fund, Inc.[6]	624,276
13,654	PGIM High Yield Bond Fund, Inc.[6]	204,127
13,775	Putnam Municipal Opportunities Trust	180,039
16,806	Royce Micro-Cap Trust, Inc.[6]	135,120
2,488	Source Capital, Inc.[6]	90,848
7,181	Special Opportunities Fund, Inc.[6]	102,257
55,848	Templeton Global Income Fund[6]	342,907
13,186	Tortoise Midstream Energy Fund, Inc.[6]	162,056
1,926	Voya Emerging Markets High Income Dividend Equity Fund[6]	13,809
118,915	Voya Prime Rate Trust[6]	560,090
8,084	Western Asset Corporate Loan Fund, Inc.[6]	76,717

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2019

Number of Shares		Value
	CLOSED-END FUNDS (Continued)
20,152	Western Asset Global High Income Fund, Inc.[6]	$200,109
	TOTAL CLOSED-END FUNDS (Cost $9,636,952)	9,570,565

Principal Amount
	COLLATERALIZED MORTGAGE OBLIGATIONS — 13.5%
	Alternative Loan Trust
$56,070	Series 2005-3CB, Class 1A4, 5.250%, 3/25/2035[2]	55,848
11,293,564	Series 2006-HY10, Class 1X, 0.476%, 5/25/2036[2,4]	163,215
288,057	Series 2006-6CB, Class 2A3, 5.750%, 5/25/2036[2]	192,145
166,761	American Home Mortgage Assets Trust Series 2007-1, Class A1, 3.146% (12MTA+70 basis points), 2/25/2047[2,3]	104,524
75,650	Banc of America Funding Trust Series 2007-A, Class 2A1, 2.204% (1-Month USD Libor+16 basis points), 2/20/2047[2,3]	74,181
215,097	Bear Stearns Trust Series 2005-7, Class 22A1, 4.201%, 9/25/2035[2,4]	180,703
300,000	Connecticut Avenue Securities Trust Series 2019-R03, Class 1M2, 4.169% (1-Month USD Libor+215 basis points), 9/25/2031[1,2,3]	301,792
471,976	CSMC Mortgage-Backed Trust Series 2006-6, Class 1A4, 6.000%, 7/25/2036[2]	385,087
200,000	CSMC Trust Series 2017-PFHP, Class G, 8.178% (1-Month USD Libor+615 basis points), 12/15/2030[1,3]	200,518
238,236	Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR3, Class A6, 2.298% (1-Month USD Libor+28 basis points), 8/25/2036[2,3]	231,564
308,566	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-AR2, Class 2A1, 4.034%, 10/25/2035[2,4]	288,811
145,871	GreenPoint Mortgage Funding Trust Series 2006-OH1, Class A1, 2.198% (1-Month USD Libor+18 basis points), 1/25/2037[2,3]	141,599
189,390	HarborView Mortgage Loan Trust Series 2006-13, Class A, 2.237% (1-Month USD Libor+18 basis points), 11/19/2046[2,3]	162,979
194,163	Homeward Opportunities Fund I Trust Series 2019-2, Class A3, 3.007%, 9/25/2059[1,2,4]	194,844
128,010	Impac CMB Trust Series 2004-10, Class 3A1, 2.719% (1-Month USD Libor+70 basis points), 3/25/2035[2,3]	124,351
3,162	IndyMac INDA Mortgage Loan Trust Series 2007-AR2, Class A1, 4.390%, 6/25/2037[2,4]	2,923

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2019

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$1,351,138	IndyMac INDX Mortgage Loan Trust Series 2005-AR18, Class 1X, 1.204%, 10/25/2036[2,4]	$85,773
163,291	Luminent Mortgage Trust Series 2006-6, Class A2B, 2.258% (1-Month USD Libor+24 basis points), 10/25/2046[2,3]	129,883
	MASTR Alternative Loan Trust
549,666	Series 2007-HF1, Class 4A1, 7.000%, 10/25/2047[2]	404,143
309,433	Series 2005-5, Class 3A1, 5.750%, 8/25/2035[2]	254,730
644,793	Merrill Lynch Alternative Note Asset Trust Series 2007-A2, Class A3A, 2.128% (1-Month USD Libor+11 basis points), 3/25/2037[2,3]	269,764
	Morgan Stanley Mortgage Loan Trust
550,821	Series 2006-13AX, Class A2, 2.359% (1-Month USD Libor+34 basis points), 10/25/2036[2,3]	288,678
361,086	Series 2007-7AX, Class 2A1, 2.138% (1-Month USD Libor+12 basis points), 4/25/2037[2,3]	185,964
324,334	Series 2006-1AR, Class 1A1, 2.298% (1-Month USD Libor+28 basis points), 2/25/2036[2,3]	268,363
	RALI Trust
189,525	Series 2006-QS6, Class 1A2, 6.000%, 6/25/2036[2]	178,304
284,361	Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036[2]	267,524
288,017	Series 2006-QS16, Class A7, 6.000%, 11/25/2036[2]	265,876
412,404	Series 2007-QS5, Class A1, 5.500%, 3/25/2037[2]	381,536
430,361	Series 2006-QO9, Class 1A3A, 2.218% (1-Month USD Libor+20 basis points), 12/25/2046[2,3]	394,674
252,064	Series 2006-QS15, Class A1, 6.500%, 10/25/2036[2]	242,392
562,808	Residential Asset Securitization Trust Series 2006-A4, Class 2A1, 2.719% (1-Month USD Libor+70 basis points), 5/25/2036[2,3]	505,269
253,963	Wells Fargo Alternative Loan Trust Series 2007-PA1, Class A1, 2.338% (1-Month USD Libor+32 basis points), 3/25/2037[2,3]	211,748
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $7,253,862)	7,139,705

Number of Shares
	COMMON STOCKS — 32.8%
	COMMUNICATIONS — 3.0%
131,550	eDreams ODIGEO S.A.*	612,227
4,164	Sinclair Broadcast Group, Inc. - Class A6	177,969
33,755	Viacom, Inc. - Class B6	811,133
		1,601,329

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	CONSUMER DISCRETIONARY — 4.7%
33,206	BlueLinx Holdings, Inc.*,6	$1,073,550
45,318	Care.com, Inc.*,6	473,573
55,539	EZCORP, Inc. - Class A*	358,504
24,108	Garrett Motion, Inc.*	240,116
25,039	Select Interior Concepts, Inc. - Class A*,6	324,756
		2,470,499
	CONSUMER STAPLES — 2.1%
59,459	Darling Ingredients, Inc.*,6	1,137,451
	ENERGY — 1.6%
17,196	CrossAmerica Partners LP6	293,364
34,987	Green Plains, Inc.[6]	370,687
10,990	SemGroup Corp. - Class A	179,577
		843,628
	FINANCIALS — 6.9%
3,014	8i Enterprises Acquisition Corp.*,6,7	30,261
3,452	Agba Acquisition Ltd.*,6,7	35,107
2,493	B Riley Principal Merger Corp.*,6	25,179
47,145	Barings BDC, Inc.[6]	478,522
13,056	Big Rock Partners Acquisition Corp.*,6	136,696
10,978	Brookfield Asset Management, Inc. - Class A7	582,836
3,246	Churchill Capital Corp. II*,6	34,115
2,505	Crescent Acquisition Corp.*,6	25,376
3,628	Diamond Hill Investment Group, Inc.[6]	501,136
2,523	Fellazo, Inc.*,6,7	25,154
2,434	GX Acquisition Corp.*,6	26,993
1,777	Haymaker Acquisition Corp. II*,6	18,214
1,542	Health Sciences Acquisitions Corp.*,6	16,546
808	Insurance Acquisition Corp.*,6	8,395
10,839	Legacy Acquisition Corp. - Class A*,6	110,558
20,144	Leisure Acquisition Corp.*,6	205,872
2,694	Netfin Acquisition Corp.*,6,7	27,129
73,486	OHA Investment Corp.[6]	95,532
1,346	Old Line Bancshares, Inc.[6]	39,047
308	Pivotal Investment Corp. II*,6	3,135
3,268	Proficient Alpha Acquisition Corp.*,6	32,680
2,738	Replay Acquisition Corp.*,6,7	27,928
154	SC Health Corp.*,6,7	1,594
3,524	South Mountain Merger Corp.*,6	37,002
13,524	SunTrust Banks, Inc.[6]	930,451

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
1,752	Thunder Bridge Acquisition II Ltd.*,6,7	$17,835
3,830	Trine Acquisition Corp.*,6	39,641
2,698	Tuscan Holdings Corp.*,6	28,545
2,464	Tuscan Holdings Corp. II*,6	24,763
7,240	United Financial Bancorp, Inc.[6]	98,681
		3,664,923
	HEALTH CARE — 2.7%
2,423	Allergan PLC[6,7]	407,767
3,335	Avedro, Inc.*,6	75,704
3,513	Cambrex Corp.*,6	209,023
6,778	Celgene Corp.*,6	673,055
19,409	Corindus Vascular Robotics, Inc.*,6	83,071
		1,448,620
	INDUSTRIALS — 2.0%
8,749	Diamond S Shipping, Inc.*,7	96,414
17	DryShips, Inc.*,6,7	89
37,392	Global Ship Lease, Inc. - Class A*,7	286,049
16,541	Heritage-Crystal Clean, Inc.*,6	438,336
12,610	International Seaways, Inc.*,7	242,869
		1,063,757
	MATERIALS — 4.5%
15,287	AdvanSix, Inc.*,6	393,182
13,520	Cameco Corp.[6,7]	128,440
40,050	Chemtrade Logistics Income Fund	337,957
73,137	IPL Plastics, Inc.*	433,335
38,641	Orion Engineered Carbons S.A.[6,7]	645,691
20,478	Univar Solutions, Inc.*,6	425,123
		2,363,728
	TECHNOLOGY — 5.3%
7,408	Carbon Black, Inc.*,6	192,534
85,034	EXFO, Inc.*,6,7	339,285
13,721	KEMET Corp.[6]	249,448
3,708	Medidata Solutions, Inc.*,6	339,282
4,483	MicroStrategy, Inc. - Class A*,6	665,143
14,204	OneSpan, Inc.*,6	205,958
9,365	Presidio, Inc.[6]	158,268
15,242	Ribbon Communications, Inc.*,6	89,013
61,073	Sonim Technologies, Inc.*,6	178,944

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2019

Number of Shares		Value
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
21,614	Super Micro Computer, Inc.*	$414,989
		2,832,864
	TOTAL COMMON STOCKS (Cost $16,763,220)	17,426,799

Principal Amount
	CORPORATE BONDS — 2.1%
	FINANCIALS — 2.1%
$300,000	Allegiance Bank 5.250% (3-Month USD Libor+303 basis points), 12/15/2027[2,4]	306,603
200,000	Atlantic Capital Bancshares, Inc. 6.250% (3-Month USD Libor+468 basis points), 9/30/2025[1,2,4]	202,986
300,000	ConnectOne Bancorp, Inc. 5.200% (3-Month USD Libor+284 basis points), 2/1/2028[2,4]	308,650
300,000	Independent Bank Group, Inc. 5.000% (3-Month USD Libor+283 basis points), 12/31/2027[2,4]	306,737
		1,124,976
	TOTAL CORPORATE BONDS (Cost $1,102,910)	1,124,976

Number of Shares
	EXCHANGE-TRADED DEBT SECURITIES — 1.3%
	FINANCIALS — 1.3%
2,079	Capital Southwest Corp. 5.950%, 12/15/2022[2,6]	54,220
16,516	Oxford Square Capital Corp. 6.500%, 3/30/2024[2,6]	424,296
5,307	Stellus Capital Investment Corp. 5.750%, 9/15/2022[2,6]	134,267
3,640	THL Credit, Inc. 6.125%, 10/30/2023[2,6]	94,640
		707,423
	TOTAL EXCHANGE-TRADED DEBT SECURITIES (Cost $686,606)	707,423

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2019

Number of Contracts		Value
	PURCHASED OPTIONS CONTRACTS — 0.0%
	PUT OPTIONS — 0.0%
	SPDR S&P 500 Trust ETF
3	Exercise Price: $282.00, Notional Amount: $84,600, Expiration Date: November 15, 2019*	$705
	TOTAL PUT OPTIONS (Cost $1,206)	705
	TOTAL PURCHASED OPTIONS CONTRACTS(Cost $1,206)	705

Number of Shares
	RIGHTS — 0.0%
3,014	8i Enterprises Acquisition Corp., Expiration Date: December 29, 2019*,7	1,278
13,056	Big Rock Partners Acquisition Corp., Expiration Date: July 3, 2020*,6	2,370
14,253	Corium International, Expiration Date: March 31, 2020*,6,8	—
9,625	KBL Merger Corp IV, Expiration Date: February 28, 2020*,6	1,767
18,568	Pensare Acquisition Corp., Expiration Date: January 26, 2020*,6	4,642
	TOTAL RIGHTS (Cost $0)	10,057
	WARRANTS — 0.0%
3,014	8i Enterprises Acquisition Corp., Expiration Date: October 1, 2025*,7	1,209
679	Akazoo S.A., Expiration Date: December 31, 2024*,7	523
4,328	Allied Esports Entertainment, Inc., Expiration Date: August 9, 2024*,6	909
6,528	Big Rock Partners Acquisition Corp., Expiration Date: December 1, 2022*,6	979
9,625	KBL Merger Corp IV, Expiration Date: January 15, 2024*,6	828
10,839	Legacy Acquisition Corp., Expiration Date: November 30, 2022*,6	3,794
10,072	Leisure Acquisition Corp., Expiration Date: December 28, 2022*,6	6,925
9,284	Pensare Acquisition Corp., Expiration Date: August 8, 2022*,6	2,042
	TOTAL WARRANTS (Cost $0)	17,209
	SHORT-TERM INVESTMENTS — 15.2%
8,088,537	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, 1.827%[6,9]	8,088,537
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,088,537)	8,088,537
	TOTAL INVESTMENTS — 88.6% (Cost $46,525,987)	47,078,602

	Other Assets in Excess of Liabilities — 11.4%	6,029,442
	TOTAL NET ASSETS — 100.0%	$53,108,044

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2019

Number of Shares		Value
	SECURITIES SOLD SHORT — (24.8)%
	COMMON STOCKS — (23.0)%
	COMMUNICATIONS — (2.3)%
(20,126)	CBS Corp. - Class B	$(812,486)
(1,815)	EverQuote, Inc. - Class A*	(38,732)
(11,666)	Meet Group, Inc.*	(38,206)
(1,054)	Shopify, Inc. - Class A*,7	(328,490)
		(1,217,914)
	CONSUMER DISCRETIONARY — (4.3)%
(6,050)	Adient PLC[7]	(138,908)
(1,392)	BrightView Holdings, Inc.*	(23,873)
(5,283)	Del Taco Restaurants, Inc.*	(54,019)
(10,552)	Denny's Corp.*	(240,216)
(1,487)	Fox Factory Holding Corp.*	(92,551)
(2,315)	Freshpet, Inc.*	(115,217)
(10,576)	Griffon Corp.	(221,779)
(4,222)	Kontoor Brands, Inc.	(148,192)
(2,812)	Kura Sushi USA, Inc. - Class A*	(55,171)
(3,095)	National Vision Holdings, Inc.*	(74,497)
(6,773)	OneSpaWorld Holdings Ltd.*,7	(105,185)
(10,822)	Regis Corp.*	(218,821)
(5,493)	Sally Beauty Holdings, Inc.*	(81,791)
(1,431)	Tesla, Inc.*	(344,685)
(1,585)	Wayfair, Inc.*	(177,710)
(1,558)	Wingstop, Inc.	(135,982)
(1,568)	Winnebago Industries, Inc.	(60,133)
		(2,288,730)
	CONSUMER STAPLES — (0.5)%
(951)	Chefs' Warehouse, Inc.*	(38,344)
(847)	Clorox Co.	(128,634)
(6,811)	elf Beauty, Inc.*	(119,261)
		(286,239)
	ENERGY — (0.5)%
(7,996)	Energy Transfer LP	(104,587)
(1,926)	SolarEdge Technologies, Inc.*	(161,245)
		(265,832)
	FINANCIALS — (4.4)%
(2,374)	Axos Financial, Inc.*	(65,641)
(17,513)	BB&T Corp.	(934,669)
(10,978)	Brookfield Asset Management, Inc. - Class A7	(582,822)
(6,984)	Hargreaves Lansdown PLC	(178,529)
(3,734)	International Money Express, Inc.*	(51,305)

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2019

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
(4,824)	National General Holdings Corp.	$(111,049)
(15,478)	New York Community Bancorp, Inc.	(194,249)
(6,334)	People's United Financial, Inc.	(99,032)
(2,272)	Trupanion, Inc.*	(57,754)
(1,055)	WesBanco, Inc.	(39,425)
		(2,314,475)
	HEALTH CARE — (3.9)%
(2,099)	AbbVie, Inc.	(158,936)
(5,646)	Apyx Medical Corp.*	(38,224)
(4,929)	AtriCure, Inc.*	(122,929)
(6,776)	Bristol-Myers Squibb Co.	(343,611)
(1,218)	Glaukos Corp.*	(76,137)
(1,394)	Inmode Ltd.*,7	(29,985)
(1,153)	iRhythm Technologies, Inc.*	(85,449)
(9,232)	Joint Corp.*	(171,808)
(11,580)	Lannett Co., Inc.*	(129,696)
(2,729)	Pacira BioSciences, Inc.*	(103,893)
(2,783)	SmileDirectClub, Inc. - Class A*	(38,628)
(1,835)	Tactile Systems Technology, Inc.*	(77,657)
(7,275)	Teladoc Health, Inc.*	(492,663)
(4,540)	Twist Bioscience Corp.*	(108,415)
(10,987)	Zynex, Inc.	(104,486)
		(2,082,517)
	INDUSTRIALS — (2.1)%
(4,382)	AAON, Inc.	(201,309)
(4,764)	Advanced Energy Industries, Inc.*	(273,501)
(1,492)	Badger Meter, Inc.	(80,120)
(2,430)	Cognex Corp.	(119,386)
(1,143)	National Presto Industries, Inc.	(101,830)
(772)	Pool Corp.	(155,713)
(848)	SiteOne Landscape Supply, Inc.*	(62,769)
(6,717)	WillScot Corp.*	(104,651)
		(1,099,279)
	MATERIALS — (0.7)%
(1,170)	Quaker Chemical Corp.	(185,024)
(1,120)	WD-40 Co.	(205,565)
		(390,589)
	TECHNOLOGY — (4.3)%
(15,350)	Allscripts Healthcare Solutions, Inc.*	(168,543)

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2019

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
(736)	Ambarella, Inc.*,7	$(46,246)
(891)	CDW Corp.	(109,807)
(3,955)	Ciena Corp.*	(155,155)
(2,165)	CTS Corp.	(70,059)
(7,500)	Digital Turbine, Inc.*	(48,337)
(1,531)	Diodes, Inc.*	(61,470)
(12,152)	Extreme Networks, Inc.*	(88,406)
(15,248)	FormFactor, Inc.*	(284,299)
(7,798)	Inovalon Holdings, Inc. - Class A*	(127,809)
(2,419)	Inphi Corp.*	(147,680)
(13,467)	Lattice Semiconductor Corp.*	(246,244)
(1,100)	LivePerson, Inc.*	(39,270)
(1,953)	MACOM Technology Solutions Holdings, Inc.*	(41,980)
(8,581)	NetScout Systems, Inc.*	(197,878)
(2,801)	NIC, Inc.	(57,841)
(2,740)	Phreesia, Inc.*	(66,418)
(2,145)	Power Integrations, Inc.	(193,972)
(824)	Q2 Holdings, Inc.*	(64,989)
(675)	Silicon Laboratories, Inc.*	(75,161)
		(2,291,564)
	TOTAL COMMON STOCKS (Proceeds $12,496,401)	(12,237,139)
	EXCHANGE-TRADED FUNDS — (1.8)%
(13,696)	Invesco Senior Loan ETF	(309,393)
(6,447)	iShares U.S. Home Construction ETF	(279,219)
(1,900)	SPDR Bloomberg Barclays High Yield Bond ETF	(206,606)
(6,000)	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	(162,060)
	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $944,097)	(957,278)
	TOTAL SECURITIES SOLD SHORT (Proceeds $13,440,498)	$(13,194,417)

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2019

Number of Contracts		Value
	WRITTEN OPTIONS CONTRACTS — (0.0)%
	PUT OPTIONS — (0.0)%
	SPDR S&P 500 Trust ETF
(3)	Exercise Price: $270.00, Notional Amount: $(81,000), Expiration Date: November 15, 2019*	$(339)
	TOTAL PUT OPTIONS (Proceeds $720)	(339)
	TOTAL WRITTEN OPTIONS CONTRACTS (Proceeds $720)	$(339)

ETF — Exchange-Traded Fund

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $3,403,340, which represents 6.41% of total net assets of the Fund.
[2]	Callable.
[3]	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
[4]	Variable rate security.
[5]	Step rate security.
[6]	All or a portion of this security is segregated as collateral for securities sold short and written options contracts.
[7]	Foreign security denominated in U.S. Dollars.
[8]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.00% of Net Assets. The total value of these securities is $0.
[9]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued
As of September 30, 2019

SWAP CONTRACTS
EQUITY SWAP CONTRACTS

Counterparty	Reference Entity	Notional Amount	Pay/Receive Total Return on Reference Entity	Financing Rate[1]	Termination Date	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs	BB&T Corp.	$239,043	Pay	Fed Funds Effective Rate less 0.35%	9/23/22	$-	$(3,684)
Goldman Sachs	SunTrust Banks, Inc.	238,359	Receive	1 month LIBOR Rate plus 0.50%	9/23/22	-	3,266
TOTAL EQUITY SWAP CONTRACTS						$-	$(418)

[1]	Financing rate is based upon predetermined notional amounts.

LIBOR - London Interbank Offered Rate.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

SUMMARY OF INVESTMENTS

As of September 30, 2019

Security Type/Sector	Percent of Total Net Assets
Asset-Backed Securities	5.7%
Closed-End Funds	18.0%
Collateralized Mortgage Obligations	13.5%
Common Stocks
Financials	6.9%
Technology	5.3%
Consumer Discretionary	4.7%
Materials	4.5%
Communications	3.0%
Health Care	2.7%
Consumer Staples	2.1%
Industrials	2.0%
Energy	1.6%
Total Common Stocks	32.8%
Corporate Bonds	2.1%
Exchange-Traded Debt Securities	1.3%
Purchased Options Contracts	0.0%
Rights	0.0%
Warrants	0.0%
Short-Term Investments	15.2%
Total Investments	88.6%
Other Assets in Excess of Liabilities	11.4%
Total Net Assets	100.0%

Please refer to the Schedule of Investments for more information on securities sold short and written options contracts.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2019

	Vivaldi Merger Arbitrage Fund	Vivaldi Multi-Strategy Fund
Assets:
Investments, at cost	$581,692,689	$46,524,781
Purchased options contracts, at cost	-	1,206
Foreign currency, at cost	-	161,544
Investments, at value	$584,130,493	$47,077,897
Purchased options contracts, at value	-	705
Foreign currency, at value	-	164,446
Unrealized appreciation on open swap contracts	204,009	3,266
Cash	33,401,282	322,824
Cash deposited with brokers for securities sold short	182,416,528	14,240,786
Cash deposited with brokers for futures contracts	-	32,506
Cash deposited with brokers for open swap contracts	162,506	5,871
Receivables:
Investment securities sold	73,611,804	709,064
Fund shares sold	680,508	6,010,709
Dividends and interest	770,326	119,454
Prepaid expenses	28,978	12,960
Total assets	875,406,434	68,700,488

Liabilities:
Securities sold short, proceeds	$179,831,794	$13,440,498
Written options contracts, proceeds	-	720
Foreign currency due to custodian, proceeds	-	1,368,882
Securities sold short, at value	$181,964,755	$13,194,417
Written options contracts, at value	-	339
Foreign currency due to custodian, at value	-	1,343,033
Unrealized depreciation on open swap contracts	230,102	3,684
Payables:
Investment securities purchased	56,322,128	948,494
Fund shares redeemed	107,664	1,790
Advisory fees	650,381	48,416
Shareholder servicing fees - Class I (Note 8)	58,228	5,002
Shareholder servicing fees - Class A (Note 8)	240	4,923
Distribution fees (Note 7)	12,623	1,158
Fund services fees	163,284	-
Shareholder reporting fees	26,606	3,388
Trustees' deferred compensation (Note 3)	19,114	7,940
Auditing fees	15,000	15,000
Chief Compliance Officer fees	2,978	2,422
Trustees' fees and expenses	1,870	201
Legal fees	385	244
Dividends and interest on securities sold short	-	11,949
Accrued other expenses	1,163	44
Total liabilities	239,576,521	15,592,444

Net Assets	$635,829,913	$53,108,044

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$604,888,529	$50,808,695
Total distributable earnings	30,941,384	2,299,349
Net Assets	$635,829,913	$53,108,044

STATEMENTS OF ASSETS AND LIABILITIES - Continued

As of September 30, 2019

	Vivaldi Merger Arbitrage Fund	Vivaldi Multi-Strategy Fund
Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$58,887,351	$5,554,439
Shares of beneficial interest issued and outstanding	5,421,982	205,095
Redemption price per share	10.86	27.08
Maximum sales charge (5.75%/5.00%, respectively, of offering price)*	0.66	1.43
Maximum offering price to public	$11.52	$28.51

Class I Shares:
Net assets applicable to shares outstanding	$576,942,562	$47,553,605
Shares of beneficial interest issued and outstanding	52,585,779	1,724,988
Redemption price per share	$10.97	$27.57

*	No sales charge applies on investments of $1 million or more. On sales of $25,000 or more, the sales charge will be reduced for the Vivaldi Merger Arbitrage Fund. On sales of $50,000 or more, the sales charge will be reduced for the Vivaldi Multi-Strategy Fund.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2019

	Vivaldi Merger Arbitrage Fund	Vivaldi Multi-Strategy Fund
Investment Income:
Dividends (net of foreign withholding taxes of $4,162 and $5,728, respectively)	$9,366,530	$1,039,599
Interest	6,997,669	927,992
Total investment income	16,364,199	1,967,591

Expenses:
Advisory fees	7,271,318	604,494
Dividends on securities sold short	5,532,061	215,177
Fund services fees	779,393	54,666
Shareholder servicing fees - Class I (Note 8)	471,518	25,366
Shareholder servicing fees - Class A (Note 8)	114,850	8,134
Distribution fees (Note 7)	190,792	16,074
Shareholder reporting fees	69,892	21,466
Registration fees	68,382	50,163
Legal fees	32,167	12,061
Trustees' fees and expenses	27,864	18,387
Chief Compliance Officer fees	15,189	26,304
Auditing fees	14,981	15,000
Miscellaneous	11,814	6,931
Insurance fees	10,554	3,863
Interest expense	1,602	36,796

Total expenses	14,612,377	1,114,882
Fees paid indirectly (Note 3)	(8,075)	(82,738)
Net expenses	14,604,302	1,032,144
Net investment income	1,759,897	935,447

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	17,670,988	1,394,751
Purchased options contracts	(1,613,939)	(62,277)
Securities sold short	21,235,067	630,169
Written options contracts	348,900	54,142
Swap contracts	159	198
Foreign currency transactions	-	42,721
Net realized gain	37,641,175	2,059,704
Net change in unrealized appreciation/depreciation on:
Investments	(13,446,667)	(272,684)
Purchased options contracts	280,572	18,406
Securities sold short	4,003,970	1,091,389
Written options contracts	112,866	4,422
Swap contracts	(26,093)	(418)
Foreign currency translations	-	(18,685)
Net change in unrealized appreciation/depreciation	(9,075,352)	822,430
Net realized and unrealized gain	28,565,823	2,882,134

Net Increase in Net Assets from Operations	$30,325,720	$3,817,581

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,759,897	$10,786,430
Net realized gain (loss)	37,641,175	(4,743,547)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short, written options contracts and open swap contracts	(9,075,352)	(2,870,558)
Net increase from reimbursement by affiliate (Note 3)	-	2,674
Net increase in net assets resulting from operations	30,325,720	3,174,999

Distributions to Shareholders:
Distributions:
Class A	(1,411,214)	(1,278,657)
Class I	(9,608,147)	(6,763,214)
Total distributions to shareholders	(11,019,361)	(8,041,871)

Capital Transactions:
Net proceeds from shares sold:
Class A	20,303,996	33,086,560
Class I	274,764,819	301,709,068
Reinvestment of distributions:
Class A	1,388,073	1,249,105
Class I	8,527,368	6,516,237
Cost of shares redeemed:
Class A1	(43,311,114)	(42,239,885)
Class I2	(196,914,051)	(275,539,265)
Net increase in net assets from capital transactions	64,759,091	24,781,820

Total increase in net assets	84,065,450	19,914,948

Net Assets:
Beginning of period	551,764,463	531,849,515
End of period	$635,829,913	$551,764,463

Capital Share Transactions:
Shares sold:
Class A	1,905,474	3,180,671
Class I	25,506,186	28,804,828
Shares reinvested:
Class A	131,821	120,570
Class I	802,954	624,161
Shares redeemed:
Class A	(4,039,353)	(4,038,004)
Class I	(18,342,208)	(26,408,845)
Net increase in capital share transactions	5,964,874	2,283,381

[1]	Net of redemption fee proceeds of $403 and $3,398, respectively.
[2]	Net of redemption fee proceeds of $12,880 and $16,031, respectively.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$935,447	$1,268,403
Net realized gain	2,059,704	1,392,195
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short, written options contracts, swap contracts and foreign currency	822,430	(4,975,508)
Net increase (decrease) in net assets resulting from operations	3,817,581	(2,314,910)

Distributions to Shareholders:
Distributions:
Class A	(157,746)	(701,615)
Class I	(1,359,178)	(3,670,541)
Total distributions to shareholders	(1,516,924)	(4,372,156)

Capital Transactions:
Net proceeds from shares sold:
Class A	1,293,167	4,180,286
Class I	52,935,502	30,743,586
Reinvestment of distributions:
Class A	147,180	644,534
Class I	1,037,000	3,352,494
Cost of shares redeemed:
Class A	(3,997,739)	(22,907,997)
Class I	(65,742,355)	(99,883,419)
Net decrease in net assets from capital transactions	(14,327,245)	(83,870,516)

Total decrease in net assets	(12,026,588)	(90,557,582)

Net Assets:
Beginning of period	65,134,632	155,692,214
End of period	$53,108,044	$65,134,632

Capital Share Transactions:
Shares sold:
Class A	51,092	159,425
Class I	1,931,379	1,162,642
Shares reinvested:
Class A	5,739	24,657
Class I	40,101	125,844
Shares redeemed:
Class A	(154,863)	(884,415)
Class I	(2,438,730)	(3,791,771)
Net decrease in capital share transactions	(565,282)	(3,203,618)

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2019

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$30,325,720
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(3,199,424,175)
Sales of long-term investments	3,563,616,234
Return of capital dividends received	11,588,008
Proceeds from securities sold short	1,233,285,000
Cover short securities	(1,286,572,068)
Proceeds from written options	2,327,185
Closed written options	(572,813)
Purchase of short-term investments, net	(307,419,810)
Increase in investment securities sold receivable	(67,280,928)
Increase in dividends and interest receivables	(244,316)
Decrease in other assets	1,746
Increase in payables for securities purchased	47,959,386
Decrease in payables for dividends and interest on securities sold short	(204,609)
Increase in advisory fees payable	83,307
Increase in accrued expenses	86,325
Net realized gain	(37,639,846)
Net change in unrealized appreciation/depreciation	9,075,352
Net cash used for operating activities	(1,010,302)

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	294,855,252
Cost of shares redeemed	(241,573,680)
Dividends paid to shareholders, net of reinvestments	(1,103,920)
Net cash provided by financing activities	52,177,652

Net increase in cash	51,167,350

Cash and cash equivalents
Beginning cash balance	289,219
Beginning cash held at broker	164,523,747
Total beginning cash and cash equivalents	164,812,966

Ending cash balance	33,401,282
Ending cash held at broker	182,579,034
Total ending cash and cash equivalents	$215,980,316

Non cash financing activities not included herein consist of $9,915,441 of reinvested dividends.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2019

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$3,817,581
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(108,519,648)
Sales of long-term investments	135,392,646
Return of capital dividends received	792,884
Proceeds from securities sold short	54,701,515
Cover short securities	(57,722,416)
Proceeds from written options	132,996
Closed written options	(19,288)
Purchase of short-term investments, net	(3,066,751)
Decrease in foreign currency	22,462
Decrease in investment securities sold receivable	78,229
Decrease in dividends and interest receivables	51,143
Decrease in other assets	49,136
Increase in foreign currency payable	67,437
Increase in payables for securities purchased	651,951
Decrease in advisory fees payable	(18,211)
Decrease in payables for dividends and interest on securities sold short	(1,163)
Decrease in accrued expenses	(14,362)
Net amortization on investments	(58,919)
Net realized gain	(1,983,395)
Net change in unrealized appreciation/depreciation	(841,115)
Net cash provided by operating activities	23,512,712

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	48,263,465
Cost of shares redeemed	(69,794,234)
Dividends paid to shareholders, net of reinvestments	(332,744)
Net cash used for financing activities	(21,863,513)

Net increase in cash	1,649,199

Cash and cash equivalents
Beginning cash balance	-
Beginning cash held at broker	12,952,788
Total beginning cash and cash equivalents	12,952,788

Ending cash balance	322,824
Ending cash held at broker	14,279,163
Total ending cash and cash equivalents	$14,601,987

Non cash financing activities not included herein consist of $1,184,180 of reinvested dividends.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2019	2018	2017	2016
Net asset value, beginning of period	$10.51	$10.63	$10.26	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	-	0.18	(0.06)	(0.19)
Net realized and unrealized gain (loss)	0.55	(0.12)	0.44	0.45
Net increase from reimbursement by affiliate (Note 3)	-	- [2,5]	- [2,6]	-
Total from investment operations	0.55	0.06	0.38	0.26

Less Distributions:
From net investment income	(0.10)	-	-	-
From net realized gain	(0.10)	(0.18)	(0.01)	- [2]
Total distributions	(0.20)	(0.18)	(0.01)	- [2]

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$10.86	$10.51	$10.63	$10.26

Total return[3]	5.26%	0.57%	3.67%	2.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$58,887	$78,053	$86,740	$82,393

Ratio of expenses to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees recovered/waived and expenses absorbed	2.78%[4]	2.43%[4]	3.03%[4]	2.78%[4]
After fees recovered/waived and expenses absorbed	2.78%[4]	2.46%[4]	3.04%[4]	2.62%[4]
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees recovered/waived and expenses absorbed	0.03%	1.77%	(0.54)%	(2.00)%
After fees recovered/waived and expenses absorbed	0.03%	1.74%	(0.55)%	(1.84)%

Portfolio turnover rate	716%	670%	478%	566%

[1]	Based on average daily shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more. If the sales charge was included total returns would be lower.

[4]	If dividends and interest on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.95% for the year ended September 30, 2019. For the years ended September 30, 2018, 2017 and 2016, the ratios would have been lowered by 0.64%, 1.22% and 0.80%, respectively.

[5]	Reimbursement had no impact to the Fund's performance (Note 3).

[6]	Affiliate reimbursed the Fund $11,641 for errors during processing. The reimbursement had no impact to the Fund's performance.

See accompanying Notes to Financial Statements.

Vivaldi Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2019	2018	2017	2016
Net asset value, beginning of period	$10.62	$10.70	$10.30	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.04	0.21	(0.03)	(0.16)
Net realized and unrealized gain (loss)	0.54	(0.11)	0.44	0.46
Net increase from reimbursement by affiliate (Note 3)	-	- [2,5]	- [2,6]	-
Total from investment operations	0.58	0.10	0.41	0.30

Less Distributions:
From net investment income	(0.13)	-	-	-
From net realized gain	(0.10)	(0.18)	(0.01)	- [2]
Total distributions	(0.23)	(0.18)	(0.01)	- [2]

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$10.97	$10.62	$10.70	$10.30

Total return[3]	5.52%	0.94%	3.95%	3.04%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$576,943	$473,711	$445,110	$311,389

Ratio of expenses to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees recovered/waived and expenses absorbed	2.47%[4]	2.14%[4]	2.74%[4]	2.47%[4]
After fees recovered/waived and expenses absorbed	2.47%[4]	2.17%[4]	2.75%[4]	2.31%[4]
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees recovered/waived and expenses absorbed	0.34%	2.06%	(0.25)%	(1.69)%
After fees recovered/waived and expenses absorbed	0.34%	2.03%	(0.26)%	(1.53)%

Portfolio turnover rate	716%	670%	478%	566%

[1]	Based on average daily shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	If dividends and interest on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.95% for the year ended September 30, 2019. For the years ended September 30, 2018, 2017 and 2016, the ratios would have been lowered by 0.64%, 1.22% and 0.80%, respectively.

[5]	Reimbursement had no impact to the Fund's performance (Note 3).

[6]	Affiliate reimbursed the Fund $11,641 for errors during processing. The reimbursement had no impact to the Fund's performance.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

FINANCIAL HIGHLIGHTS

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended		For the Period March 1, 2017 through	For the Year Ended
	September 30, 2019	September 30, 2018	September 30, 2017**	February 28, 2017	February 29, 2016	February 28, 2015
Net asset value, beginning of period	$25.62	$26.92	$26.28	$25.88	$26.07	$26.31
Income from Investment Operations:
Net investment income (loss)[1]	0.41	0.24	(0.08)	(0.54)	(0.17)	(0.56)
Net realized and unrealized gain (loss)	1.72	(0.73)	0.72	1.38	1.25	0.61
Total from investment operations	2.13	(0.49)	0.64	0.84	1.08	0.05

Less Distributions:
From net investment income	(0.67)	-	-	-	-	-
From net realized gain	-	(0.81)	-	(0.44)	(1.27)	(0.29)
Total distributions	(0.67)	(0.81)	-	(0.44)	(1.27)	(0.29)

Redemption fee proceeds[1]	-	-	-	-	- [2]	- [2]

Net asset value, end of period	$27.08	$25.62	$26.92	$26.28	$25.88	$26.07

Total return[3]	8.44%	(1.89)%	2.40%[4]	3.22%	4.30%	0.21%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,554	$7,767	$27,016	$30,800	$30,888	$18,949

Ratio of expenses to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.49%[6]	3.12%[6,7]	3.67%[5,6]	3.71%[6]	4.66%[6]	3.89%[6]
After fees waived and expenses absorbed	2.33%[6]	2.98%[6,7]	3.67%[5,6]	3.66%[6]	4.02%[6]	3.26%[6]
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.42%	0.80%	(0.49)%[5]	(2.08)%	(3.31)%	(2.52)%
After fees waived and expenses absorbed	1.58%	0.94%	(0.49)%[5]	(2.03)%	(2.67)%	(1.89)%

Portfolio turnover rate	286%	275%	198%[4]	323%	393%	360%

*	Financial information from April 30, 2012 through December 18, 2016 is for the Vivaldi Orinda Macro Opportunities Fund, which was reorganized into the Vivaldi Multi-Strategy Fund as of the close of business December 18, 2016.

**	Fiscal year end changed to September 30, effective July 20, 2017.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.00% of offering price which is reduced on sales of $50,000 or more. If the sales charge was included total returns would be lower.
[4]	Not annualized.
[5]	Annualized.
[6]	If dividends and interest on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.50% for the year ended September 30, 2019. For the prior periods, the ratios would have been lowered by 0.78%, 1.42%, 1.20%, 1.22% and 0.58%, respectively.
[7]	Effective August 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.85% of average daily net assets of the Fund. Prior to August 1, 2018, the annual operating expense limitation was 2.25%.

See accompanying Notes to Financial Statements.

Vivaldi Multi-Strategy Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended		For the Period March 1, 2017 through		For the Year Ended
	September 30, 2019	September 30, 2018	September 30, 2017**		February 28, 2017	February 29, 2016	February 28, 2015
Net asset value, beginning of period	$26.17	$27.40	$26.71		$26.21	$26.29	$26.45
Income from Investment Operations:
Net investment income (loss)[1]	0.50	0.33	(0.03)		(0.47)	(0.51)	(0.41)
Net realized and unrealized gain (loss)	1.74	(0.75)	0.72		1.41	1.70	0.54
Total from investment operations	2.24	(0.42)	0.69		0.94	1.19	0.13

Less Distributions:
From net investment income	(0.84)	-	-		-	-	-
From net realized gain	-	(0.81)	-		(0.44)	(1.27)	(0.29)
Total distributions	(0.84)	(0.81)	-		(0.44)	(1.27)	(0.29)

Redemption fee proceeds[1]	-	-	-		-	- [2]	- [2]

Net asset value, end of period	$27.57	$26.17	$27.40		$26.71	$26.21	$26.29

Total return[3]	8.80%	(1.60)%	2.58%[4]		3.56%	4.69%	0.52%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$47,554	$57,368	$128,676		$111,728	$28,648	$16,360

Ratio of expenses to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.17%[6]	2.82%[6,7]	3.37%[5,6]		3.41%[6]	4.45%[6]	3.58%[6]
After fees waived and expenses absorbed	2.01%[6]	2.68%[6,7]	3.37%[5,6]		3.36%[6]	3.74%[6]	2.95%[6]
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.74%	1.10%	(0.19	)% [5]	(1.78)%	(3.21)%	(2.19)%
After fees waived and expenses absorbed	1.90%	1.24%	(0.19	)% [5]	(1.73)%	(2.50)%	(1.56)%

Portfolio turnover rate	286%	275%	198	% [4]	323%	393%	360%

*	Financial information from April 30, 2012 through December 18, 2016 is for the Vivaldi Orinda Macro Opportunities Fund, which was reorganized into the Vivaldi Multi-Strategy Fund as of the close of business December 18, 2016.
**	Fiscal year end changed to September 30, effective July 20, 2017.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
3	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	If dividends and interest on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.50% for the year ended September 30, 2019. For the prior periods, the ratios would have been lowered by 0.78%, 1.42%, 1.20%, 1.27% and 0.57%, respectively.
[7]	Effective August 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.55% of average daily net assets of the Fund. Prior to August 1, 2018, the annual operating expense limitation was 1.95%.

See accompanying Notes to Financial Statements.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS

September 30, 2019

Note 1 – Organization

Vivaldi Merger Arbitrage Fund (the “Merger Arbitrage Fund”) and Vivaldi Multi-Strategy Fund (the “Multi-Strategy Fund”) (each a “Fund” and collectively the “Funds”) are organized as a series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Multi-Strategy Fund is a diversified fund. The Merger Arbitrage Fund is a non-diversified fund.

The Merger Arbitrage Fund seeks returns that are largely uncorrelated with the returns of the general stock market and capital appreciation. The Fund commenced investment operations on October 1, 2015 with Class A and Class I shares. Prior to that date, its only activity was the receipt of a $1,000 investment from principals of the Fund’s advisor and a transfer of 307,251 newly issued shares of the Fund’s Class I in exchange for the net assets of the Highland Capital Management Institutional Fund, LLC, a Delaware limited liability company (the “Company”) valued at $3,073,511. This exchange was nontaxable. The primary assets received by the Fund were cash, interest receivable and securities of the Company with a fair value of $2,249,946 (identified cost of investments transferred were $2,271,450), totaling $3,073,511. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Company was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Multi-Strategy Fund seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices. The Fund commenced investment operations on December 16, 2016 with Class A and Class I shares. Prior to that date, the Fund acquired the assets and assumed the liabilities of the Vivaldi Orinda Macro Opportunities Fund (the “Predecessor Fund”), a series of Advisors Series Trust. The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class A	1,058,074	$28,004,864
Class I	3,174,754	$85,334,375

The net unrealized appreciation of investments transferred was $3,090,238 as of the date of the acquisition.

The shares of each class of each Fund represent an interest in the same portfolio of investments of each particular Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Options are valued at the mean between the last available bid and asked prices used. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

(c) Short Sales

Short sales are transactions in which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that they may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Options

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these incurred expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which each Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(f) Closed-end Funds (“CEFs”)

The Multi-Strategy Fund may invest in shares of CEFs. A CEF is a pooled investment vehicle that is registered under the Investment Company Act of 1940 and whose shares are listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

(g) Equity Swaps

The Funds may enter into equity swap contracts for hedging or investment purposes. Equity swap contracts may be structured in different ways. The counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Funds may agree to pay to the counterparty a floating-rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. In these cases, the return to the Funds on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Funds may agree to pay the other the difference between the relative investment performance that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

(h) Short-Term Investments

The Merger Arbitrage Fund invests a significant amount (48.4% as of September 30, 2019) in the Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class (“MVRXX”). MVRXX invests exclusively in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities. Each Fund may also hold cash.

MVRXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per April 30, 2019 Semi-Annual report of Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class was 0.17%.

(i) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

(j) Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of September 30, 2019 and during the prior three open tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k) Distributions to Shareholders

The Funds will make distributions of net investment income per the table below and capital gains, if any, at least annually. The Multi-Strategy Fund seeks to make distributions once per quarter based on a pre-determined rate. A portion of the distributions made by the Multi-Strategy Fund may be treated as return of capital for tax purposes. Shareholders who receive a payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when, in fact, they are not. Shareholders should not assume that the source of a distribution from the Multi-Strategy Fund is net profit. The Multi-Strategy Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Distribution Frequency of Net Investment Income
Merger Arbitrage Fund	Annually
Multi-Strategy Fund	Quarterly*

*	Effective September 11, 2019, the Fund has changed the distribution frequency from annually to quarterly.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Vivaldi Asset Management, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Merger Arbitrage Fund	1.25%
Multi-Strategy Fund	1.20%

The Advisor has engaged RiverNorth Capital Management, LLC and Angel Oak Capital Advisors, LLC, (each, a "Sub-Advisor" and together, the “Sub-Advisors”) to manage certain assets of the Multi-Strategy Fund and pays the Sub-Advisors from its advisory fees.

The Funds’ Advisor has contractually agreed to waive its fee and/or pay for expenses of the Funds to ensure that the annual Funds’ operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses (as determined in accordance with Form N-1A), dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed the following levels:

	Annual Expense Limit	Annual Expense Limit
	Class A Shares†	Class I Shares†
Merger Arbitrage Fund	1.85%	1.55%
Multi-Strategy Fund	1.85%	1.55%

†	The limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

This agreement is in effect until January 31, 2020 for the Funds. These agreements may be terminated before these dates only by the Trust’s Board of Trustees.

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended September 30, 2019, are reported as “Fund services fees” on the Statements of Operations. For the Multi-Strategy Fund, UMBFS and MFAC have voluntarily waived their fees that they would otherwise be paid, and/or to assume expenses of the Fund in the amount of $70,214 for the year ended September 30, 2019. This amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statements of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

The Funds have a fee arrangement with their custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended September 30, 2019, there were no fees reduced by earning credits.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended September 30, 2019, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations. A portion of the fees were paid by the Trust’s Co-Administrators. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statements of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability of the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended September 30, 2019, are reported on the Statements of Operations.

During the year ended September 30, 2018, UMBFS reimbursed the Merger Arbitrage Fund $2,674 for errors during processing. The amount is reported on the Fund’s Statements of Changes in Net Assets under the caption “Reimbursement by affiliate.” The reimbursement had no impact on the Fund’s performance.

Note 4 – Federal Income Taxes

At September 30, 2019, the cost of investments on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

	Merger Arbitrage Fund	Multi-Strategy Fund
Cost of investments	$404,095,951	$34,573,976

Gross unrealized appreciation	$9,626,295	$1,776,000
Gross unrealized depreciation	(11,556,508)	(2,466,130)
Net unrealized depreciation on investments	$(1,930,213)	$(690,130)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2019, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

	Increase (Decrease)
Fund	Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
Merger Arbitrage Fund	$(7,370)	$7,370
Multi-Strategy Fund	(287)	287

As of September 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Merger Arbitrage Fund	Multi-Strategy Fund
Undistributed ordinary income	$32,916,805	$2,777,044
Undistributed long-term capital gains	-	192,004
Accumulated earnings	32,916,805	2,969,048

Unrealized depreciation on investments	(1,930,213)	(690,130)
Unrealized depreciation on swap contracts	(26,093)	(418)
Unrealized depreciation on deferred compensation	(19,115)	(7,940)
Unrealized appreciation on foreign currency	-	28,789
Total accumulated earnings	$30,941,384	$2,299,349

The tax character of distributions paid during the periods ended September 30, 2019 and September 30, 2018 was as follows:

	Merger Arbitrage Fund		Multi-Strategy Fund
Distribution paid from:	2019	2018	2019	2018
Ordinary income	$9,388,401	$8,041,871	$1,302,007	$1,122,695
Net long-term capital gains	1,630,960	-	214,917	3,249,461
Total taxable distributions	$11,019,361	$8,041,871	$1,516,924	$4,372,156

Note 5 – Redemption Fee

The Merger Arbitrage Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the years ended September 30, 2019 and 2018, the Fund received $13,283 and $19,429, respectively, in redemption fees.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

Note 6 – Investment Transactions

For the year ended September 30, 2019, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales	Proceeds from Securities Sold Short	Cover Short Securities
Merger Arbitrage Fund	$3,198,239,856	$3,563,519,819	$1,233,285,000	$1,286,572,068
Multi-Strategy Fund	108,481,880	135,390,235	54,701,515	57,722,416

Note 7 – Distribution Plan

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of its shares. With respect to Class A, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. Class I does not pay any distribution fees.

For the year ended September 30, 2019, distribution fees incurred are disclosed on the Statements of Operations.

Note 8 – Shareholder Servicing Plan

The Trust, on behalf of the Merger Arbitrage Fund and Multi-Strategy Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of Class A shares and 0.10% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended September 30, 2019, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2019, in valuing the Funds’ assets carried at fair value:

Merger Arbitrage Fund	Level 1	Level 2**	Level 3	Total
Assets
Investments
Common Stocks*	$276,460,818	$-	$-	$276,460,818
Rights	-	-	0	0
Short-Term Investments	307,669,675	-	-	307,669,675
Other Financial Instruments***
Swap Contracts	204,009	-	-	204,009
Total Assets	$584,334,502	$-	$0	$584,334,502

Liabilities
Securities Sold Short
Common Stocks*	$181,964,755	$-	$-	$181,964,755
Other Financial Instruments***
Swap Contracts	230,102	-	-	230,102
Total Liabilities	$182,194,857	$-	$-	$182,194,857

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

Multi-Strategy Fund	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$-	$2,992,626	$-	$2,992,626
Closed-End Funds	9,570,565	-	-	9,570,565
Collateralized Mortgage Obligations	-	7,139,705	-	7,139,705
Common Stocks*	17,426,799	-	-	17,426,799
Corporate Bonds	-	1,124,976	-	1,124,976
Exchange-Traded Debt Securities	707,423	-	-	707,423
Purchased Options Contracts	705	-	-	705
Rights	10,057	-	0	10,057
Warrants	17,209	-	-	17,209
Short-Term Investments	8,088,537	-	-	8,088,537
Other Financial Instruments***
Swap Contracts	3,266	-	-	3,266
Total Assets	$35,824,561	$11,257,307	$0	$47,081,868

Liabilities
Securities Sold Short
Common Stocks*	$12,237,139	$-	$-	$12,237,139
Exchange-Traded Funds	957,278	-	-	957,278
Written Options Contracts	339	-	-	339
Other Financial Instruments***
Swap Contracts	3,684	-	-	3,684
Total Liabilities	$13,198,440	$-	$-	$13,198,440

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

**	The Fund did not hold any Level 2 securities at period end.

***	Other financial instruments are derivative instruments such as swap contracts. Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Merger Arbitrage Fund	Multi-Strategy Fund
Beginning balance September 30, 2018	$-	$-
Transfers into Level 3 during the period	-	-
Transfers out of Level 3 during the period	-	-
Total realized gain/(loss)	-	-
Total unrealized appreciation/(depreciation)	-	-
Net purchases	-	-
Net sales	-	-
Balance as of September 30, 2019	$-	$-

The Level 3 investments as of September 30, 2019, represented 0.0% and 0.0% of net assets for the Merger Arbitrage Fund and Multi-Strategy Fund, respectively, and did not warrant a disclosure of significant unobservable valuation inputs.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

Note 11 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds invested in options contracts and swap contracts during the year ended September 30, 2019.

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the tables below. The fair values of derivative instruments as of September 30, 2019, by risk category are as follows:

	Merger Arbitrage Fund
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
	Unrealized appreciation on open swap contracts	$204,009	Unrealized depreciation on open swap contracts	$230,102
Total		$204,009		$230,102

	Multi-Strategy Fund
	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
	Purchased options contracts, at value	$705	Written options contracts, at value	$339
Equity contracts	Unrealized appreciation on open swap contracts	3,266	Unrealized depreciation on open swap contracts	3,684
Total		$3,971		$4,023

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

The effects of derivative instruments on the Statements of Operations for the year ended September 30, 2019, are as follows:

Merger Arbitrage Fund Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Swap Contracts
Equity contracts	$(1,613,939)	$348,900	$159
Total	$(1,613,939)	$348,900	$159

Multi-Strategy Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Swap Contracts
Equity contracts	$(62,277)	$54,142	$198
Total	$(62,277)	$54,142	$198

Merger Arbitrage Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Swap Contracts	Total
Equity contracts	$280,572	$112,866	$(26,093)	$367,345
Total	$280,572	$112,866	$(26,093)	$367,345

Multi-Strategy Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Swap Contracts	Total
Equity contracts	$18,406	$4,422	$(418)	$22,410
Total	$18,406	$4,422	$(418)	$22,410

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of September 30, 2019, are as follows:

Merger Arbitrage Fund
Derivative	Quarterly Average	Amount
Options Contracts - Purchased	Average Notional Value	$15,007,200
Options Contracts - Written	Average Notional Value	(19,046,100)
Swap Contracts - Long	Average Notional Value	2,977,647
Swap Contracts - Short	Average Notional Value	(2,986,207)

Multi-Strategy Fund
Derivative	Quarterly Average	Amount
Options Contracts - Purchased	Average Notional Value	$539,700
Options Contracts - Written	Average Notional Value	(409,200)
Swap Contracts - Long	Average Notional Value	47,672
Swap Contracts - Short	Average Notional Value	(47,809)

Note 12 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swap and Derivatives Association (“ISDA”) Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

The Merger Arbitrage Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open swap contracts – asset receivable	Goldman Sachs	$204,009	$(204,009)	$-	$-
Unrealized depreciation on open swap contracts – liability payable	Goldman Sachs	(230,102)	204,009	26,093	-

The Multi-Strategy Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open swap contracts – asset receivable	Goldman Sachs	$3,226	$(3,226)	$-	$-
Unrealized depreciation on open swap contracts – liability payable	Goldman Sachs	(3,684)	3,266	418	-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2019

Note 13 – Borrowing

The Funds have entered into a borrowing agreement with BNP Paribas (acting through its New York Branch). The Funds may borrow amounts up to one-third of the value of its assets. The Funds are charged interest of one-month Libor plus 1.10% for borrowing under this agreement. The Funds did not borrow under the line of credit agreement during the year ended September 30, 2019.

Note 14 – New Accounting Pronouncement

In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

Note 15 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust II and
Shareholders of Vivaldi Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Vivaldi Merger Arbitrage Fund and Vivaldi Multi-Strategy Fund (the “Funds”), each a series of Investment Managers Series Trust II (the “Trust”), including the schedules of investments, as of September 30, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 29, 2019

Vivaldi Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the year ended September 30, 2019, 12.63% and 21.45% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Merger Arbitrage Fund and Multi-Strategy Fund, respectively, are designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended September 30, 2019, 11.58% and 16.82% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Merger Arbitrage Fund and Multi-Strategy Fund, respectively, are designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation

For the year ended September 30, 2019, the Merger Arbitrage Fund designates long-term capital gain dividends of $1,630,960 for federal income tax purposes.

For the year ended September 30, 2019, the Multi-Strategy Fund designates $214,917 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (877) 779-1999. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	2	Investment Managers Series Trust II (includes 14 portfolios).
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	2	Investment Managers Series Trust II (includes 14 portfolios).
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	2	Investment Managers Series Trust II (includes 14 portfolios). General Finance Corporation.

Vivaldi Funds
SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	2	Investment Managers Series Trust II (includes 14 portfolios). Investment Managers Series Trust, a registered investment company (includes 60 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	2	Investment Managers Series Trust II (includes 14 portfolios). Investment Managers Series Trust, a registered investment company (includes 60 portfolios).
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	2	Investment
Managers Series
Trust II (includes
14 portfolios).
Cliffwater
Corporate Lending
Fund, a registered
investment
company;
GAI Corbin Multi
Strategy Fund, a
closed-end
investment
company; and GAI
Agility Income
Fund, a closed-end
investment
				company.

Vivaldi Funds
SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co- Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – 2019), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.

d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.

Vivaldi Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At an in-person meeting held on April 24, 2019, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Vivaldi Asset Management, LLC (the “Investment Advisor”) for an additional one-year term from when it otherwise would expire, with respect to the following series of the Trust (each a “Fund” and together, the “Funds”):

●	the Vivaldi Merger Arbitrage Fund (the “Merger Arbitrage Fund”), and

●	the Vivaldi Multi-Strategy Fund (the “Multi-Strategy Fund”).

At the same meeting, the Board and the Independent Trustees also reviewed and unanimously approved the renewal of the following sub-advisory agreements (together, the “Sub-Advisory Agreements”), each for additional one-year terms from when they otherwise would expire:

●	the sub-advisory agreement between the Investment Advisor and RiverNorth Capital Management, LLC (“RiverNorth”) with respect to the Multi-Strategy Fund (the “RiverNorth Sub-Advisory Agreement”), and

●	the sub-advisory agreement between the Investment Advisor and Angel Oak Capital Advisors, LLC (“Angel Oak” and together with RiverNorth, the “Sub-Advisors”) with respect to the Multi-Strategy Fund (the “Angel Oak Sub-Advisory Agreement”).

The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Funds and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisors, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisors; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s and the Sub-Advisors’ compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with each Fund; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended January 31, 2019; reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreements, respectively. The Board also received a memorandum from legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or the Sub-Advisors were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

Vivaldi Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Vivaldi Asset Management, LLC

Nature, Extent and Quality of Services

With respect to the performance results of each Fund, the meeting materials indicated the following:

●	The Merger Arbitrage Fund’s annualized total returns for the one- and three-year periods were higher than the returns of the Bloomberg Barclays U.S. Aggregate Bond Index and the median returns of the Market Neutral Fund Universe. The Fund’s total return for the one-year period was above the Peer Group median return, but the Fund’s annualized total return for the three-year period was below the Peer Group median return by 0.48%. In 2018 and 2019, the Fund received four-star ratings from Morningstar. The Trustees considered the Investment Advisor’s assertion that the Fund’s long-term performance is more important than its short-term performance, and they considered the Investment Advisor’s observation that the Fund has materially outperformed the Index returns and the Peer Group and Fund Universe median returns on an absolute and risk-adjusted basis over the trailing five- and ten-year periods.

●	The Multi-Strategy Fund’s annualized total returns for the three- and five-year periods were higher than the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index returns and the Peer Group and Multialternative Fund Universe median returns. The Fund’s total return for the one-year period was above the median returns of the Peer Group and Fund Universe, but below the Index return by 1.58%. In 2016 and 2018, the Fund received five-star ratings from Morningstar, and in 2015, 2017 and 2019, the Fund received four-star ratings from Morningstar. The Trustees noted the Investment Advisor’s explanation that the underperformance relative to the Index over the one-year period was primarily driven by the Fund’s active tilt towards value-oriented stocks, and that growth-oriented stocks generally outperformed value-oriented stocks over the period.

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisors with respect to the Multi-Strategy Fund, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees each Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of each Sub-Advisor, and monitoring the Fund’s compliance with its investment policies; and that each Sub-Advisor’s responsibilities include day-to-day management of a portion of the Fund’s assets utilizing its designated strategy. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

●	The Merger Arbitrage Fund’s annual investment advisory fee (gross of fee waivers) was above the Peer Group median and the Market Neutral Fund Universe median by 0.125% and 0.2125%, respectively. The Trustees noted that the Fund’s advisory fee was not in the top quartile of funds in the Peer Group. The Trustees considered the complexity of the Fund’s investment strategy and noted that the Fund Universe does not represent only dedicated merger arbitrage strategy funds but rather the entire market neutral universe. The Trustees also considered that the Investment Advisor manages assets for a private fund and five other separately managed accounts (two of which pay incentive-based fees) with similar investment strategies as those used by the Fund, but that those accounts have different restrictions than the Fund regarding position sizing, restricted securities/sectors and leverage, and as a result, those accounts have differing fee structures. The Trustees observed that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to a private fund or separately managed accounts. The Trustees also noted that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

Vivaldi Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group median and the Fund Universe median by 0.02% and 0.11%, respectively. The Trustees considered that the annual total expenses of the Fund were likely above those of the Fund Universe as a result of the Fund’s higher investment advisory fee. The Trustees also considered the relative complexity of the Fund’s merger arbitrage investment strategy compared to most other funds in the Fund Universe.

●	The Multi-Strategy Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median, but higher than the Multialternative Fund Universe median by 0.10%. The Trustees considered that the Investment Advisor manages three multialternative products with similar investment strategies as those used by the Fund, but that each account has different restrictions based on the liquidity profile of the product and that while the advisory fees were comparable, they varied based on structure. The Trustees also noted that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were higher than the Peer Group and Fund Universe medians by 0.03% and 0.17%, respectively. The Trustees noted that the Fund’s total expenses were not in the top quartile of funds in the Peer Group.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor by each Fund under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended January 31, 2019, noting that the Investment Advisor recouped fees it had previously waived for the Merger Arbitrage Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profits of the Investment Advisor from its relationships with the Merger Arbitrage Fund and Multi-Strategy Fund were reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of its relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. With respect to the Merger Arbitrage Fund, the Trustees noted that although there were no advisory fee breakpoints, the Fund’s capacity is likely to be constrained and therefore, the Investment Advisor does not expect to realize economies of scale with respect to the Fund. With respect to the Multi-Strategy Fund, the Trustees noted that the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Vivaldi Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

RiverNorth Capital Management, LLC

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by RiverNorth to the Multi-Strategy Fund. In doing so, the Board considered RiverNorth’s specific responsibilities in day-to-day management of a portion of the Fund’s assets utilizing a closed-end fund arbitrage strategy, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of RiverNorth, as well as its compliance structure. The meeting materials indicated that RiverNorth generated positive returns for the Fund for the 12-month period ended January 31, 2019, and the Trustees observed the Investment Advisor’s satisfaction with this performance. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by RiverNorth to the Multi-Strategy Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by RiverNorth with respect to the Multi-Strategy Fund, and noted that RiverNorth serves as advisor or sub-advisor to other registered investment companies, private funds, and a separately managed account, each of which have similar objectives and policies as the Multi-Strategy Fund. The Trustees also noted that, except for one registered fund sub-advisory relationship, the sub-advisory fee charged by RiverNorth to the Multi-Strategy Fund is the same as or lower than the fee RiverNorth charges to manage the registered investment companies, private funds and separate account with similar strategies as the Fund. The Trustees considered the Investment Advisor’s view that RiverNorth is a high quality, closed-end fund manager and that the fee paid to RiverNorth for managing a portion of the Fund is reasonable. The Trustees also observed that the Investment Advisor pays RiverNorth’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to RiverNorth under the RiverNorth Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services RiverNorth provides to the Multi-Strategy Fund.

Benefits to the Sub-Advisor

The Board also considered the benefits received by RiverNorth as a result of its relationship with the Multi-Strategy Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of RiverNorth’s compliance program, and the intangible benefits of RiverNorth’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Angel Oak Capital Advisors, LLC

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by Angel Oak to the Multi-Strategy Fund. In doing so, the Board considered Angel Oak’s specific responsibilities in day-to-day management of a portion of the Fund’s assets utilizing an asset-backed fixed income market strategy, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Angel Oak, as well as its compliance structure. The meeting materials indicated that Angel Oak generated positive returns for the Fund for the 12-month period ended January 31, 2019, and the Trustees observed the Investment Advisor’s satisfaction with this performance. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by Angel Oak to the Multi-Strategy Fund were satisfactory.

Vivaldi Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by Angel Oak with respect to the Multi-Strategy Fund, and noted that Angel Oak serves as advisor to a registered fund and a UCITS fund, each of which has the same investment objective and investment strategies as the Multi-Strategy Fund. The Trustees also noted that the sub-advisory fee that Angel Oak charges to manage its portion of the Fund is lower than the advisory fees Angel Oak receives from those two funds. The Trustees also observed that the Investment Advisor pays Angel Oak’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Angel Oak under the Angel Oak Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services Angel Oak provides to the Multi-Strategy Fund.

Benefits to the Sub-Advisor

The Board also considered the benefits received by Angel Oak as a result of its relationship with the Multi-Strategy Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Angel Oak’s compliance program, and the intangible benefits of Angel Oak’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement with respect to the Funds, as applicable.

Vivaldi Funds

EXPENSE EXAMPLES

For the Six Months Ended September 30, 2019 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchases within certain classes; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Class A only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2019 to September 30, 2019.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Vivaldi Merger Arbitrage Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/19	9/30/19	4/1/19 – 9/30/19
Class A	Actual Performance	$1,000.00	$1,019.70	$15.64
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.58	15.56
Class I	Actual Performance	1,000.00	1,021.40	13.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.40	13.74

*	Expenses are equal to the Fund’s annualized expense ratios of 3.09% and 2.73% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six month period) for Class A shares and Class I shares. Assumes all dividends and distributions were reinvested.

Vivaldi Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended September 30, 2019 (Unaudited)

Vivaldi Multi-Strategy Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/19	9/30/19	4/1/19 – 9/30/19
Class A	Actual Performance	$1,000.00	$1,041.10	$12.23
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.09	12.06
Class I	Actual Performance	1,000.00	1,042.90	10.58
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.71	10.43

*	Expenses are equal to the Fund’s annualized expense ratios of 2.39% and 2.07% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 (to reflect the six month period) for Class A shares and Class I shares. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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The Vivaldi Funds

Each a series of Investment Managers Series Trust II

Investment Advisor
Vivaldi Asset Management, LLC
225 West Wacker, Suite 2100
Chicago, Illinois 60606

Sub-Advisor

Angel Oak Capital Advisors, LLC
3344 Peachtree Road Northeast, Suite 1725
Atlanta, Georgia 30326

Sub-Advisor

RiverNorth Capital Management, LLC
325 North LaSalle Street, Suite 645
Chicago, Illinois 60654

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC
2220 East Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Vivaldi Merger Arbitrage Fund – Class A	VARAX	46141T 877
Vivaldi Merger Arbitrage Fund – Class I	VARBX	46141T 869
Vivaldi Multi-Strategy Fund – Class A	OMOAX	46141T 687
Vivaldi Multi-Strategy Fund – Class I	OMOIX	46141T 679

Privacy Principles of the Vivaldi Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Vivaldi Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well as information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (877) 779-1999 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds will file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Funds filed their complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (877) 779-1999.

Vivaldi Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 779-1999

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-779-1999.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Vivaldi Merger Arbitrage Fund	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

Vivaldi Multi-Strategy Fund	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Vivaldi Merger Arbitrage Fund	FYE 9/30/2019	FYE 9/30/2018
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

Vivaldi Multi-Strategy Fund	FYE 9/30/2019	FYE 9/30/2018
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Vivaldi Merger Arbitrage Fund
Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Vivaldi Multi-Strategy Fund
Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	12/9/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	12/9/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	12/9/2019